Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

September 30, 2024

	Shares/ Principal	Fair Value
Exchange Traded Funds - 98.9%
Debt Funds - 37.2%
iShares 20+ Year Treasury Bond ETF	14,778	$1,449,722
iShares Core Total USD Bond Market ETF(a)	344,091	16,213,568
iShares J.P. Morgan USD Emerging Markets Bond ETF	6,513	609,486
iShares MBS ETF	35,938	3,443,220
Total Debt Funds		21,715,996
Equity Funds - 61.7%
iShares Core MSCI Emerging Markets ETF	16,387	940,778
iShares Core S&P 500 ETF	16,429	9,476,576
iShares MSCI EAFE Growth ETF	29,848	3,213,137
iShares MSCI EAFE Value ETF	54,027	3,108,173
iShares MSCI Emerging Markets ex China ETF	27,205	1,662,498
iShares MSCI USA Momentum Factor ETF	7,547	1,530,230
iShares MSCI USA Quality Factor ETF	35,724	6,405,313
iShares S&P 500 Growth ETF	50,502	4,835,566
iShares S&P 500 Value ETF	13,313	2,624,924
iShares U.S. Infrastructure ETF	13,252	622,446
iShares U.S. Technology ETF	10,196	1,545,918
Total Equity Funds		35,965,559
Total Exchange Traded Funds
(Cost - $48,205,990)		57,681,555
Short-Term Investments - 0.7%
Money Market Funds - 0.7%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.83%(b) (Cost - $427,341)	427,341	427,341

Total Short-Term Investments (Cost - $427,341)		427,341
Total Investments - 99.6%
(Cost - $48,633,331)		$58,108,896
Other Assets Less Liabilities - Net 0.4%		234,002
Total Net Assets - 100.0%		$58,342,898

(a)	The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.
(b)	The rate shown is the annualized seven-day yield at period end.